SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(A) of the Securities
                     Exchange Act of 1934 (Amendment No.__ )

Filed by the Registrant    [X]
Filed by a Party other than the Registrant  [  ]

Check the appropriate box:
[  ]    Preliminary Proxy Statement            [  ]     Confidential,  for Use of the Commission
                                                        Only (as permitted by Rule 14a-6(e)(2))
[X ]    Definitive Proxy Statement
[  ]    Definitive additional materials
[  ]    Soliciting material pursuant to
        Rule 14a-11(c) or Rule 14a-12

                    MONTGOMERY STREET INCOME SECURITIES, INC.

                (Name of Registrant as Specified in Its Charter)

                   (Name of Person(s) Filing Proxy Statement,
                          if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)     Title of each class of securities to which transaction applies:

(2)     Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)     Proposed maximum aggregate value of transaction:

(5)     Total fee paid:

[ ]     Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identity the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)     Amount previously paid:

(2)     Form, Schedule or Registration Statement no.:

(3)     Filing Party:

(4)     Date Filed:

                                                             Notice of
                                                                2005
                                                           Annual Meeting
                                                          of Stockholders
                                                                and
                                                          Proxy Statement





Montgomery Street
Income Securities, Inc.

101 California Street, Suite 4500

                                                                [LOGO]

San Francisco, California 94111                            Montgomery Street
1-800-349-4281                                           Income Securities, Inc.

                       This page intentionally left blank

                                                                    May 20, 2005
To the Stockholders:

         The Annual Meeting of Stockholders of Montgomery Street Income Securities, Inc. (the "Fund") is to be held at 10:00 a.m. (Pacific time) on Thursday, July 14, 2005 at the offices of the Fund, 101 California Street, Suite 4500, San Francisco, California. A Proxy Statement regarding the meeting, a proxy card for your vote at the meeting and an envelope - postage prepaid - in which to return your proxy card are enclosed.

         At the Annual Meeting, the stockholders will elect the Fund's Directors and consider approval of the continuance of the Management and Investment Advisory Agreement between the Fund and Deutsche Investment Management Americas, Inc. In addition, the stockholders present will hear a report of the Fund. There will be an opportunity to discuss matters of interest to you as a stockholder.

         The enclosed Proxy Statement provides greater detail about each proposal. The Board of Directors of the Fund recommends that the stockholders vote in favor of each proposal.

         To vote, simply fill out the enclosed proxy card -- be sure to sign and date it -- and return it to us in the enclosed postage-prepaid envelope. Your vote is very important to us. Thank you for your response and for your continued investment with the Fund.

Respectfully,


/s/Richard J. Bradshaw                   /s/Julian F. Sluyters


Richard J. Bradshaw                      Julian F. Sluyters
Chairman of the Board                    President and Chief Executive Officer

                    MONTGOMERY STREET INCOME SECURITIES, INC.

                    Notice of Annual Meeting of Stockholders

To the Stockholders of
Montgomery Street Income Securities, Inc.:

         Please take notice that the Annual Meeting of Stockholders (the "Annual Meeting") of Montgomery Street Income Securities, Inc. (the "Fund") has been called to be held at the offices of the Fund, 101 California Street, Suite 4500, San Francisco, California 94111, on Thursday, July 14, 2005 at 10:00 a.m. (Pacific time), for the following purposes:

         Item 1 To elect five Directors of the Fund to hold office until the next Annual Meeting or until their respective successors shall have been duly elected and qualified.

         Item 2     To  approve  the   continuance   of  the  Management  and
                    Investment Advisory Agreement between the Fund and Deutsche Investment Management Americas Inc.


         Those present and the appointed proxies will also transact such other business, if any, as may properly come before the Annual Meeting or any adjournments or postponements thereof.

         Holders of record of the shares of common stock of the Fund at 5:00 p.m. (Eastern time) on May 13, 2005 are entitled to vote at the Annual Meeting or any adjournments or postponements thereof.

         In the event that the necessary quorum to transact business or the vote required to approve any proposal is not obtained at the Annual Meeting, the persons named as proxies on the enclosed proxy card may propose one or more adjournments of the Annual Meeting to permit, in accordance with applicable law, further solicitation of proxies with respect to that proposal. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the Annual Meeting to be adjourned. The persons named as proxies on the enclosed proxy card will vote FOR any such adjournment those proxies which they are entitled to vote in favor of the proposal for which further solicitation of proxies is to be made. They will vote AGAINST any such adjournment those proxies required to be voted against such proposal.


                                       By order of the Board of Directors,

                                       /s/Bruce A. Rosenblum

May 20, 2005                           Bruce A. Rosenblum, Secretary

--------------------------------------------------------------------------------
IMPORTANT - We urge you to sign and date the enclosed proxy card and return it in the enclosed addressed envelope which requires no postage and is intended for your convenience. Your prompt return of the enclosed proxy card may save the Fund the necessity of further solicitations to ensure a quorum at the Annual Meeting. If you can attend the Annual Meeting and wish to vote your shares in person at that time, you will be able to do so.
--------------------------------------------------------------------------------

                    MONTGOMERY STREET INCOME SECURITIES, INC.
                        101 CALIFORNIA STREET, SUITE 4500
                         SAN FRANCISCO, CALIFORNIA 94111
                                 1-800-349-4281




                                 PROXY STATEMENT

RECORD DATE:  May 13, 2005                           MAILING DATE:  May 20, 2005

Introduction

         The Board of Directors of Montgomery Street Income Securities, Inc. (the "Fund") is soliciting proxies for use at the Annual Meeting of Stockholders (the "Annual Meeting"). The Annual Meeting will be held at the offices of the Fund, 101 California Street, Suite 4500, San Francisco, California 94111, on Thursday, July 14, 2005 at 10:00 a.m. (Pacific time). The Board of Directors is also soliciting proxies for use at any adjournment or postponement of the Annual Meeting. This Proxy Statement is furnished in connection with this solicitation.

         The Fund may solicit proxies by mail, telephone, telegram, and personal interview. Georgeson Shareholder Communications, Inc., 17 State Street, New York, New York 10004, has been engaged to assist in the solicitation of proxies for the Fund, at an estimated cost of $1,500, plus expenses. The Fund will pay the cost of soliciting proxies. In addition, the Fund may request personnel of Deutsche Investment Management Americas Inc. (the "Investment Manager") to assist in the solicitation of proxies for no separate compensation. It is anticipated that the Fund will request brokers, custodians, nominees, and fiduciaries who are record owners of stock to forward proxy materials to their principals and obtain authorization for the execution of proxies. Upon request, the Fund will reimburse the brokers, custodians, nominees, and fiduciaries for their reasonable expenses in forwarding proxy materials to their principals.

         You may revoke the enclosed proxy at any time insofar as it has not yet been exercised by the appointed proxies. You may do so by:

o written notice to the Fund, c/o Scudder Investments Service Company, P.O. Box 219066, Kansas City, MO 64121-9066, Attn: Manager, Proxy Department;

o written notice to the Fund at the address set forth under the above letterhead;

o        giving a later proxy; or

o        attending the Annual Meeting and voting your shares in person.

         In order to hold the Annual Meeting, a majority of the shares entitled to be voted must have been received by proxy or be present at the Annual Meeting. Proxies that are returned marked to abstain from or withhold voting, as well as proxies returned by brokers or others who have not received voting instructions on some matters and do not have discretion to vote for their clients on those matters ("broker non-votes"), will be counted towards this majority of shares. Withheld votes and broker non-votes will not be counted in favor of, but will have no other effect on, the vote for Proposal 1. Abstentions will have the effect of a "no" vote on Proposal 2.

Broker non-votes will have the effect of a "no" vote on Proposal 2 if such vote is determined on the basis of obtaining the affirmative vote of more than 50% of the outstanding shares of the Fund. Broker non-votes will not constitute "yes" or "no" votes for Proposal 2 but will be counted in determining the voting securities "present" if such vote is determined on the basis of the affirmative vote of 67% of the voting securities of the Fund present at the Annual Meeting. Broker non-votes are not likely to be relevant to the Annual Meeting because each of the Proposals to be voted upon by the stockholders involves matters that the New York Stock Exchange traditionally considers to be routine and within the discretion of brokers to vote if customer instructions are not received.

         In the event that the necessary quorum to transact business or the vote required to approve any proposal is not obtained at the Annual Meeting, the persons named as proxies on the enclosed proxy card may propose one or more adjournments of the Annual Meeting to permit, in accordance with applicable law, further solicitation of proxies with respect to that proposal. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the Annual Meeting to be adjourned. The persons named as proxies on the enclosed proxy card will vote FOR any such adjournment those proxies which they are entitled to vote in favor of the proposal for which further solicitation of proxies is to be made. They will vote AGAINST any such adjournment those proxies required to be voted against such proposal.

         The record date for determination of stockholders entitled to receive notice of the Annual Meeting and to vote at the Annual Meeting or any adjournments or postponements thereof, was May 13, 2005 at 5:00 p.m., Eastern time (the "Record Date").

         As of the Record Date, there were issued and outstanding 10,376,765 shares of common stock of the Fund, constituting all of the Fund's then outstanding securities. Each share of common stock is entitled to one vote. The following table sets forth, for each Director, nominee for Director, and chief executive officer of the Fund, and the Directors and executive officers as a group, as of April 30, 2005, the amount of shares beneficially owned in the Fund, the dollar range of securities owned in the Fund, and the aggregate dollar range of all shareholdings in all funds advised by the Investment Manager and holding themselves out as related for purposes of investment and investor services ("Family of Investment Companies"). Each Director's, nominee's and chief executive officer's individual beneficial shareholdings in the Fund constituted less than 1% of the outstanding shares of the Fund, and, as a group, the Directors and executive officers owned beneficially less than 1% of the outstanding shares of the Fund.

                                                                                             Aggregate Dollar Range of
                                               Amount of Shares                               Equity Securities in all
                                              Beneficially Owned   Dollar Range of Equity   Funds Overseen in Family of
                               Position         in the Fund(1)     Securities in the Fund      Investment Companies
                               --------         -----------        ----------------------       --------------------

Independent Directors

Richard J. Bradshaw        Chairman and          7,475(2)                Over $100,000               Over $100,000
                           Director

Maryellie K. Johnson(3)    Director                  11,360              Over $100,000               Over $100,000

John T. Packard            Director                     500               $1 - $10,000               Over $100,000

Wendell G. Van Auken       Director                  21,414              Over $100,000               Over $100,000

James C. Van Horne         Director                   2,500          $10,000 - $50,000           $10,000 - $50,000

Victor L. Hymes            Nominee                        0                          0                $1 - $10,000

Chief Executive
Officer

Richard T. Hale(4)         President                  1,000          $10,000 - $50,000               Over $100,000

Julian F. Sluyters(4)      President and                  0                          0               Over $100,000
                           Chief Executive
                           Officer

All Directors and                                 44,249(5)              Over $100,000               Over $100,000
Executive Officers as a
Group

     -------------------

     (1) The information as to beneficial ownership is based on statements furnished to the Fund by each Director, nominee and executive officer. Unless otherwise indicated, each person has sole voting and investment power over the shares reported.

     (2) Includes 4,890 shares held with sole voting and investment power and 2,585 shares held with shared voting and investment power.

     (3)  Ms. Johnson is not standing for reelection.

     (4) Mr. Sluyters succeeded Mr. Hale as President of the Fund effective June 18, 2004.

     (5) Includes 41,664 shares held with sole voting and investment power and 2,585 shares held with shared voting and investment power.

         To the Fund's knowledge, as of May 13, 2005, no person owned beneficially more than 5% of the Fund's outstanding shares.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and Section 30(h) of the 1940 Act, as applied to a closed-end fund, require a fund's officers and directors, investment manager, affiliated persons of the investment manager, and persons who beneficially own more than ten percent of a registered class of the fund's outstanding securities ("reporting persons"), to file reports of ownership of the fund's securities and changes in such ownership with the Securities and Exchange Commission (the "SEC") and any exchange on which the fund's securities are traded. Such persons are required by SEC regulations to furnish the fund with copies of all such reports.

         Based on a review of reports filed by the Fund's reporting persons, and written representations by the reporting persons that no year-end reports were required for such persons, all filings required by Section 16(a) of the 1934 Act for the fiscal year ended December 31, 2004, were timely.

         The Fund provides periodic reports to all stockholders which highlight relevant information, including investment results and a review of portfolio strategy. You may receive an additional copy of the annual report for the fiscal year ended December 31, 2004, without charge, by calling 1-800-349-4281 or writing the Fund at 101 California Street, Suite 4500, San Francisco, CA 94111.

PROPOSAL 1 -- ELECTION OF DIRECTORS

         At the Annual Meeting, stockholders will be asked to elect five individuals to constitute the Board of Directors of the Fund. Each Director so elected will hold office until the next annual meeting or until the election and qualification of a successor. The five individuals listed below under "Information Concerning Nominees" were nominated for election as Directors of the Fund by the Fund's present Board of Directors. Each of the nominees, except for Mr. Hymes, is currently a Director of the Fund and was elected to serve as a Director at the 2004 Annual Meeting of Stockholders.

         The persons named as proxies on the enclosed proxy card intend to vote for all of the nominees named below, unless authority to vote for any or all of the nominees is withheld. In the unanticipated event that any nominee for Director cannot be a candidate at the Annual Meeting, the appointed proxies will vote their proxy in favor of the remainder of the nominees and, in addition, in favor of such substitute nominee(s) (if any) as the Board of Directors shall designate. Alternatively, the proxies may vote in favor of a resolution reducing the number of Directors to be elected at the Annual Meeting.

Information Concerning Nominees

         Each of the nominees is listed below. The address of each nominee is c/o Montgomery Street Income Securities, Inc., 101 California Street, Suite
4500, San Francisco, California 94111. Each nominee has consented to be nominated and to serve if elected.

                                                                                                       Year First
    Nominee                    Principal Occupation or Employment during Past Five Years                Became a
     (Age)                            and Directorships in Publicly Held Companies                      Director
     -----                            --------------------------------------------                      --------

                                                 Independent Directors
                                                 ---------------------

  Richard J.        Mr. Bradshaw is the Executive Director of Cooley Godward LLP                         1991
  Bradshaw (56)     (law firm).  He has acted as Chairman of the Board of the Fund since July 2004.

                                       4

                                                                                                       Year First
    Nominee                    Principal Occupation or Employment during Past Five Years                Became a
     (Age)                            and Directorships in Publicly Held Companies                      Director
     -----                            --------------------------------------------                      --------
  John T. Packard   Since January 2005 Mr. Packard has been Executive Vice President of McWilliams       2001
  (71)              Packard LLC d/b/a Mt. Eden Investment Advisors. He was an Advisory Managing
                    Director of Weiss, Peck & Greer Investments (investment adviser and broker-dealer) from February 2000 to January 2002 and a Managing Director from
                    January 2002 to December 2004.  Mr. Packard was a Managing Director of the
                    Investment Manager from 1985 to 1998 and an Advisory Managing Director from
                    1999 to 2000, and served as the President of the Fund from 1988 to February
                    2000.

  Wendell G. Van    Mr.  Van  Auken  is  a  Managing  Director  of  several  venture  capital  funds     1994
  Auken (60)        affiliated  with  Mayfield.  He also  serves as a  Director  of Advent  Software
                    (portfolio software company).

  James C.          Dr. Van Horne is the A.P.  Giannini  Professor  of Finance,  Graduate  School of     1985
  Van Horne         Business,  Stanford  University.  He  also  serves  as  a  Director  of  Bailard
  (69)              Opportunity  Fund  Group,  Inc.  (registered  investment  company)  and  Suntron
                    Corp.  (electronic  manufacturing  services).  Dr. Van Horne was Chairman of the
                    Board of the Fund from July 1992 to July 2004.

  Victor L. Hymes   Since April 2004 Mr. Hymes has been CEO and Chief  Investment  Officer of Legato    Nominee
  (47)              Capital  Management LLC (investment  adviser).  He was Chief  Operating  Officer and Chief  Investment  Officer of Cazenave  Partners,  LLC (investment  adviser)
                    from January  2003 to January  2004.  Mr.  Hymes was a Managing  Director of the
                    Investment  Manager from January 1997 to April 2002, and served as the President of the Fund from  February  2000 to April 2002.  Mr. Hymes owned  securities  of the Investment Manager until May 2002.

         A majority of the board members of a registered investment company must not be interested persons ("Interested Persons") of the company, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), for the company to take advantage of certain exemptive rules under the 1940 Act. Directors of the Fund who are not Interested Persons are referred to in this Proxy Statement as "Independent Directors." If the nominees proposed for election as Directors of the Fund are elected, all the members of the Board of Directors will be Independent Directors. As required, each of the nominees who will be considered an Independent Director, if elected, was selected and nominated solely by the current Independent Directors of the Fund.

         Each nominee, except Mr. Hymes, currently serves as a board member of one portfolio in the complex of funds that hold themselves out as related companies for purposes of investment or investor services or are managed by the Investment Manager or its affiliated persons (the "Fund Complex").

         As of April 30, 2005, none of the nominees beneficially owned securities of the Investment Manager or any person directly or indirectly controlling, controlled by or under common control with the Investment Manager.

Board of Directors; Nominations; Board and Committee Meetings

         The primary responsibility of the Board of Directors is to represent the interests of the stockholders of the Fund and to provide oversight of the management of the Fund.

         The Board of Directors does not have a nominating committee or a charter relating to the nomination of Directors. The full Board considers possible candidates to fill vacancies on the Board of Directors, reviews the qualifications of candidates recommended by stockholders and others, and recommends the slate of nominees to be proposed for election by stockholders at the annual meeting. As noted above, individuals who would be considered Independent Directors, if elected, must be selected and nominated solely by the Independent Directors of the Fund. In light of the fact that all the members of the Board of Directors are Independent Directors, the Board believes that it is appropriate for the full Board to participate in the consideration of Director candidates. Stockholders wishing to recommend any Director candidate should submit in writing a brief description of the candidate's business experience and other information relevant to the candidate's qualifications to serve as a Director. Submissions should be addressed to the Chairman of the Board of Directors, Montgomery Street Income Securities, Inc., 101 California Street, Suite 4500, San Francisco, CA 94111. In order to be considered at the 2006 annual meeting, submission should be made by January 21, 2006.

         The Board of Directors has an Executive Committee, a Valuation Committee and an Audit Committee. In 2004, the Board of Directors held six meetings, the Valuation Committee held one meeting, and the Audit Committee held three meetings. The Executive Committee did not meet in 2004. Each Director attended at least 75% of the total number of meetings of the Board of Directors and of all Committees of the Board on which he or she served in 2004.

Communications with the Board of Directors

         The Board of Directors provides a process for stockholders to send communications to the Board. Correspondence should be sent by U.S. mail or courier service to the Chairman of the Board of Directors, Montgomery Street Income Securities, Inc., 101 California Street, Suite 4500, San Francisco, CA 94111. It is the general policy of the Fund that the Directors should be represented at the Annual Meeting. All of the Directors attended the last Annual Meeting, which was held on July 16, 2004.

Executive Committee

         The Executive Committee is authorized to exercise all powers of the Board of Directors permitted to be exercised under the Maryland General Corporation Law. The Committee is composed of two Independent Directors (Messrs. Bradshaw and Van Horne).

Valuation Committee

         The Valuation Committee reviews Valuation Procedures adopted by the Board of Directors, determines the fair value of the portfolio assets of the Fund as needed in accordance with the Valuation Procedures and performs such other tasks as the full Board of Directors deems necessary. The Committee is composed of three Independent Directors (Ms. Johnson and

Messrs. Van Auken and Van Horne). It is expected that Mr. Hymes, if elected, will replace Ms. Johnson on the Valuation Committee following the Annual Meeting.

Audit Committee

         The Audit Committee oversees the accounting and financial reporting policies and practices of the Fund, its internal controls over financial reporting and, as the Audit Committee deems appropriate, the internal controls of certain service providers to the Fund. The Audit Committee also oversees the quality, objectivity and integrity of the Fund's financial statements and the independent audit thereof, exercises direct responsibility for the appointment, compensation, retention and oversight of the work performed by the independent auditors, reviews the independent auditors' qualifications and independence, and acts as a liaison between the Fund's independent auditors and the full Board of Directors.

         The Audit Committee is composed of three Independent Directors (Messrs. Van Auken, Packard and Van Horne). Each Committee member meets the independence requirements of the New York Stock Exchange listing standards. The Audit Committee is governed by a written charter adopted by the Board of Directors that sets forth in greater detail the Committee's purposes, duties and powers. A copy of the charter is attached to this Proxy Statement as Exhibit A.

Audit Committee Report

         At meetings of the Audit Committee held on February 15, 2005 and April 8, 2005, the Committee reviewed the Fund's audited financial statements and discussed the financial statements with management and the independent auditors. The Committee discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). In addition, the Committee discussed with the independent auditors the auditors' independence from management and reviewed the written disclosures and letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). Based on those reviews and discussions, the Committee recommended to the Board of Directors that the audited financial statements be included in the Fund's annual report to stockholders for the 2004 fiscal year.

                                          The Audit Committee:
                                               Wendell G. Van Auken, Chair
                                               John T. Packard
                                               James C. Van Horne
Independent Auditors

         The Fund's financial statements for the fiscal years ended December 31, 2003 and 2004 were audited by Ernst & Young LLP ("E&Y"). The following table shows fees billed by E&Y during the 2003 and 2004 fiscal years: (i) for audit, audit-related, tax and other services provided to the Fund, and (ii) for audit, audit-related, tax and other services provided to the Investment Manager and entities controlling, controlled by, or under common control with the Investment Manager that provide ongoing services to the Fund (the "Advisor Entities").

   Fiscal Year Ended          Audit Fees(1)      Audit Related Fees(2)      Tax Fees(3)         All Other Fees(4)(5)
   -----------------          -------------      ---------------------      -----------         --------------------
                                                              Advisor                Advisor                Advisor
                                  Fund             Fund       Entities    Fund       Entities    Fund       Entities
                                  ----             ----       --------    ----       --------    ----       --------

December 31, 2004                $56,000            $0      $347,500     $5,900        $0         $0         $331,501
December 31, 2003                $46,800            $0      $112,900     $7,500        $0         $0       $3,742,000


------------------------
(1) "Audit Fees" are the aggregate fees billed for professional services rendered for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2) "Audit Related Fees" are the aggregate fees billed for services in connection with the assessment of internal controls and additional related procedures that are reasonably related to the performance of the audit or review of financial statements and are not reported under "Audit Fees."

(3) "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance and tax planning.

(4) "All Other Fees" are the aggregate fees billed for products and services other than "Audit Fees," "Audit Related Fees" and "Tax Fees," and include fees for services in connection with risk management and process improvement initiatives for the Investment Manager and other related entities that provide support for the operations of the Fund.

(5) In addition to the amounts shown in the table, E&Y received an aggregate amount of $3,830,009 in the 2004 fiscal year and $3,532,290 in the 2003 fiscal year for all services performed on behalf of other funds advised by the Investment Manager.

         Audit Committee Pre-Approval Procedures. The Audit Committee has adopted procedures for the pre-approval by the Audit Committee of (i) the engagement of the Fund's independent auditors to provide audit and non-audit services to the Fund and (ii) the engagement of the Fund's independent auditors to provide non-audit services to the Investment Manager or the Advisor Entities that relate directly to the Fund's operations and financial reporting. If time does not permit, the Chairman of the Audit Committee is authorized to pre-approve the engagement of the independent auditors on behalf of the Audit Committee. The independent auditors and the Investment Manager are required to report on the initiation of any such engagement at the next regular Audit Committee meeting.

         All Non-Audit Fees. The aggregate non-audit fees billed by E&Y for services rendered to the Fund and the Advisor Entities during the 2003 and 2004 fiscal years were $3,749,500 and $337,401, respectively. The Audit Committee considered whether E&Y's provision of non-audit services to the Advisor Entities that were not pre-approved by the Audit Committee were compatible with maintaining E&Y's independence.

         New Auditors. At a meeting held on April 8, 2005, based on Audit Committee recommendations and approvals, the full Board of Directors unanimously voted to dismiss E&Y and to approve PricewaterhouseCoopers LLP ("PwC") as the Fund's independent auditors for the fiscal year ending December 31, 2005 to examine the Fund's books and accounts and to certify the Fund's financial statements. During each of the 2003 and 2004 fiscal years and the interim period between December 31, 2004 and April 7, 2005, there was no disagreement between E&Y and the Fund on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreement, if not resolved to the satisfaction of E&Y, would have caused E&Y to make reference to the subject matter of the disagreement in its audit reports. The audit reports of E&Y on the Fund's financial statements for the 2003 and 2004 fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

         Representatives of E&Y and PwC are not expected to be present at the Annual Meeting, but will be available by telephone to respond to appropriate questions posed by stockholders or management and to make a statement if such auditors desire to do so.

Officers of the Fund

         The following table sets forth certain information concerning each officer of the Fund. The address of each officer is c/o Montgomery Street Income Securities, Inc., 101 California Street, Suite 4500, San Francisco, CA 94111.

                                                                                              Year First
                                            Present Office with the Fund;                      Became an
  Name (Age)                            Principal Occupation or Employment(1)                 Officer(2)
  ----------                            ----------------------------------                    -------

Julian F. Sluyters         President and Chief Executive Officer (as of June 18,                2004
(44)                       2004); Managing Director, Deutsche Asset Management((3))
                           (May  2004-present);  President  and Chief  Executive
                           Officer,   UBS  Fund  Services   (2001-2003);   Chief
                           Administrative  Officer  (1998-2001)  and Senior Vice
                           President  and  Director  of Mutual  Fund  Operations
                           (1991-1998), UBS Global Asset Management.

Paul H. Schubert           Chief Financial Officer; Managing Director, Deutsche Asset           2004
(42)                       Management (July 2004-present); Executive Director, Head of
                           Mutual Fund Services and Treasurer for UBS Global Asset
                           Management's Family of Funds (1994-2004).

Gary W. Bartlett           Vice President; Managing Director, Deutsche Asset                    2002
(45)                       Management.

Andrew P. Cestone          Vice President; Managing Director, Deutsche Asset                    2003
(35)                       Management.

Bruce A. Rosenblum         Vice  President  and  Secretary;  Director,  Deutsche  Asset         2004
(44)                       Management  (since 2002);  Vice  President of Deutsche Asset
                           Management (2000-2002).

Charles A. Rizzo           Treasurer; Managing Director, Deutsche Asset Management.             2003
(47)

Philip Gallo               Chief Compliance Officer; Managing Director, Deutsche Asset          2004
(42)                       Management (2003-present); Co-Head of Goldman Sachs Asset
                           Management Legal (1994-2003).

------------------------

(1) Unless otherwise stated, all officers have been associated with the Investment Manager for more than five years, although not necessarily in the same capacity. All officers also serve in similar capacities as officers for other funds advised by the Investment Manager or its affiliates. All officers (except Messrs. Sluyters and Schubert) own securities of Deutsche Bank AG, the ultimate parent of the Investment Manager.

(2) All officers are appointed annually by, and serve at the discretion of, the Board of Directors.

(3) Deutsche Asset Management is the marketing name in the U.S. for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Bank Securities Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Investment Management Americas Inc. and Scudder Trust Company.


Remuneration of Directors and Officers

         Each Director receives remuneration from the Fund for his or her services. The Fund does not compensate its officers or employees, since the Investment Manager makes these individuals available to the Fund to serve without compensation from the Fund. Remuneration to Directors consists of a quarterly retainer of $3,000 (except the Chairman of the Board, whose quarterly retainer is $7,000, and the Chairman of the Audit Committee, whose quarterly retainer is $4,000) and a fee of $750 for each Board meeting attended and $500 for each committee meeting attended, as well as any related expenses. For the fiscal year ended December 31, 2004, total compensation (including reimbursement of expenses) for all Directors as a group was $95,679.

         The Compensation Table on the following page provides the following data:

         Column (1) Each Director who received compensation from the Fund.

         Column (2) Aggregate compensation received by a Director from the Fund.

         Column (3) Total compensation received by a Director from the Fund and Fund Complex. No member of the Board serves as a Director for any other fund in the Fund Complex nor does any Director receive any pension or retirement benefits from the Fund.

                               Compensation Table
                   for the fiscal year ended December 31, 2004

--------------------------------------------------------------------------------
             (1)                        (2)                           (3)
--------------------------------------------------------------------------------
                                      Aggregate         Total Compensation from
        Name of Person,             Compensation           Fund and Fund Complex
           Position                   from Fund               Paid to Director

--------------------------------------------------------------------------------
Independent Directors
--------------------------------------------------------------------------------
Richard J. Bradshaw                   $24,000                      $24,000
Board Chairman (effective
7/16/04) and Director

Maryellie K. Johnson(1)               $16,500                      $16,500
Director
Wendell G. Van Auken                  $20,500                      $20,500
Director and Audit Committee
Chairman

James C. Van Horne                    $22,750                      $22,750
Board Chairman (until
7/16/04) and Director
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             (1)                        (2)                           (3)
--------------------------------------------------------------------------------
                                      Aggregate         Total Compensation from
        Name of Person,             Compensation           Fund and Fund Complex
           Position                   from Fund               Paid to Director

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Interested Director
--------------------------------------------------------------------------------
John T. Packard(2)                    $15,000                      $15,000
Director


(1)      Ms. Johnson is not standing for reelection.

(2) Prior to January 1, 2005, Mr. Packard may have been considered an "interested person" of the Fund, as defined in the 1940 Act, by reason of his past relationships with the Fund and the Investment Manager.

Board Recommendation and Required Vote

         Election of the nominees for Director requires the affirmative vote of a plurality of the votes cast in person or by proxy at the Annual Meeting.

         The Board of Directors recommends that the stockholders of the Fund vote FOR the election of each of the nominees for Director.

PROPOSAL 2 - APPROVAL OF THE CONTINUANCE OF THE MANAGEMENT AND INVESTMENT ADVISORY AGREEMENT FOR THE FUND WITH DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.

         Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York, acts as manager for and investment adviser to the Fund pursuant to a Management and Investment Advisory Agreement dated August 15, 2002 (the "Agreement"). The Agreement was first approved by a vote of the stockholders on August 15, 2002, in connection with the acquisition of the Fund's former investment manager by Deutsche Bank AG on April 5, 2002 (the "Transaction"). A copy of the Agreement is attached to this Proxy Statement as Exhibit B.

         The Agreement was last approved by the Board of Directors on April 8, 2005. The Agreement continues in effect until July 31 of each year, provided its continuance is specifically approved at least annually by the vote of a majority of the Directors who are not parties to the Agreement or Interested Persons of the Fund or the Investment Manager cast in person at a meeting called for the purpose of voting on such approval, and by the vote of either the Board of Directors or a majority of the Fund's outstanding voting securities. The Agreement may be terminated on 60 days' written notice, without penalty, by a majority vote of the Board of Directors, by the vote of a majority of the Fund's outstanding voting securities, or by the Investment Manager, and automatically terminates in the event of its assignment.

Services Provided

         The Agreement requires the Investment Manager to provide management and investment advisory services to the Fund. It requires the Investment Manager to provide statistical and research facilities and services, to supervise the composition of the Fund's portfolio, to determine the nature and timing of changes therein and the manner of effectuating such changes and to cause the purchase and sale of portfolio securities, subject to overall supervision by the Board of Directors. In addition to providing management and investment advisory services, the Investment Manager pays for office space, all necessary office facilities, basic business equipment, supplies, utilities, property casualty insurance, telephone services and the costs of keeping the Fund's general accounts and records. The Agreement requires the Investment Manager to arrange, if desired by the Board of Directors, for officers or employees of the Investment Manager to serve, with or without compensation from the Fund, as Directors, officers or employees of the Fund.

         The Agreement provides that, with the prior approval of the Board of Directors, including a majority of the Independent Directors, and to the extent permissible by law, the Investment Manager may appoint certain of its affiliates as sub-advisers to perform certain of the Investment Manager's duties. If such an appointment were made, the Investment Manager would be authorized to adjust the duties to be performed, the amount of assets to be managed and the fees to be paid to any such sub-advisers. Any such appointment would not result in an increase in the fee rate paid by the Fund; fees incurred by any such sub-adviser would be paid by the Investment Manager.

         The Agreement provides that the Investment Manager will not be liable or responsible for any acts or omissions of any predecessor manager and neither the Investment Manager nor any director, officer, agent or employee of the Investment Manager will be liable or responsible to the Fund or its stockholders except for willful misfeasance, bad faith, gross negligence or reckless disregard of their respective duties. The Agreement also provides that the Fund will hold the Investment Manager harmless from judgments, but not expenses of defense or settlements, rendered against it resulting from acts or omissions in the performance of its obligations under the Agreement which are specifically the result of written instructions of the President, any Vice President or of a majority of the Board of Directors. There must, however, have been an express finding that such acts or omissions did not constitute willful misfeasance, bad faith, gross negligence or reckless disregard of the Investment Manager's duties.

Fees and Expenses

         The Agreement provides that the Investment Manager be paid an annual fee, payable monthly, equal to 0.50 of 1% of the value of the net assets of the Fund up to and including $100 million; 0.45 of 1% of the value of the net assets of the Fund over $100 million and up to and including $150 million; 0.40 of 1% of the value of the net assets of the Fund over $150 million and up to and including $200 million; and 0.35 of 1% of the value of the net assets of the Fund over $200 million. For purposes of computing the monthly fee, the value of net assets of the Fund is determined as of the close of business on the last business day of each month. For the fiscal year ended December 31, 2004, the Fund paid the Investment Manager an aggregate fee of $940,268.

         The Agreement provides that the Fund bear all expenses incurred in the operation of the Fund, except those that the Investment Manager expressly assumes in the Agreement. Such expenses borne by the Fund include: (a) all costs and expenses incident to (i) the registration of the Fund under the 1940 Act, or
(ii) any public offering of shares of the Fund, for cash or otherwise, including those costs and expenses relating to the registration of shares under the Securities Act of 1933, as amended (the "Securities Act"), the qualification of shares of the Fund under state securities laws, the printing or other reproduction and distribution of any registration statement (and all amendments thereto) under the Securities Act, the preliminary and final prospectuses included therein, and any other necessary documents incident to any public offering, the advertising of shares of the Fund and the review by the National Association of Securities Dealers, Inc. of any underwriting arrangements; (b) the charges and expenses of any registrar or any custodian appointed by the Fund for the safekeeping of its cash, portfolio securities and other property; (c) the charges and expenses of auditors (including the preparation of tax returns);
(d) the charges and expenses of any stock transfer, dividend agent or registrar appointed by the Fund; (e) broker's commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party;
(f) all taxes, including securities issuance and transfer taxes, and corporate fees payable by the Fund to Federal, state or other governmental agencies; (g) the cost and expense of engraving or printing stock certificates representing shares of the Fund; (h) fees involved in registering and maintaining registrations of the Fund and of its shares with the SEC and various states and other jurisdictions; (i) all expenses of stockholders' and Directors' meetings and of preparing, printing and mailing proxy statements and quarterly, semiannual and annual reports to stockholders; (j) fees and travel expenses of Directors of the Fund who are not directors, officers or employees of the Investment Manager or its "affiliates" (as defined in the 1940 Act) ("Affiliates"); (k) all fees and expenses incident to any dividend or distribution reinvestment program; (l) charges and expenses of outside legal counsel in connection with matters relating to the Fund, including without limitation, legal services rendered in connection with the Fund's corporate and financial structure and relations with its stockholders, issuance of Fund shares, and registrations and qualifications of securities under Federal, state and other laws; (m) association dues; (n) interest payable on Fund borrowings;
(o) fees and expenses incident to the listing of Fund shares on any stock exchange; (p) costs of information obtained from sources other than the Investment Manager or its Affiliates relating to the valuation of portfolio securities; and (q) postage.

Expense Limitations

         The Agreement provides that if expenses of the Fund (including the advisory fee but excluding interest, taxes, brokerage commissions and extraordinary expenses) in any fiscal year exceed a specified expense limitation, the Investment Manager will pay the excess to the Fund. The specified limitation is 1 1/2 % of the first $30 million of the Fund's average net assets plus 1% of the Fund's average net assets in excess of $30 million. The Agreement provides that extraordinary expenses, such as litigation expenses and the cost of issuing new shares, are excluded expenses for purposes of the expense limitations described in this paragraph and the immediately succeeding paragraph and that the Investment Manager will not be obligated to pay any amount to the Fund during any fiscal year in excess of the amount of the advisory fee for such fiscal year.

         The Agreement also provides for a second expense limitation, relating to the Fund's gross income (including gains from the sale of securities without offset or deduction for losses, unpaid interest on debt securities in the Fund's portfolio, and dividends declared but not paid on equity securities in the Fund's portfolio). This limitation provides that if, for any fiscal year, the expenses of the Fund described in the preceding paragraph -- less any amount payable by the Investment Manager to the Fund on account of the first expense limitation -- exceed 25% of the Fund's gross income for the year, the Investment Manager will promptly pay the excess to the Fund; provided, however, that the Investment Manager will not be obligated to pay any amount to the Fund during any fiscal year in excess of the amount of the advisory fee for such year.

         For the fiscal year ended December 31, 2004, the Fund's expenses did not exceed these limitations.

Related Agreements

Pursuant to a Sub-Administration and Sub-Accounting Agreement dated April 1, 2003 (the "Sub-Administration Agreement"), between the Investment Manager, Scudder Fund Accounting Corporation and State Street Bank and Trust Company ("State Street"), the Investment Manager has delegated certain fund accounting services and certain record keeping and other administrative services to State Street, 225 Franklin Street, Boston, MA 02110. In accordance with the terms of the Sub-Administration Agreement, State Street is compensated by the Investment Manager, not by the Fund, for providing such services.

Scudder Investments Service Company ("SISC"), an affiliate of the Investment Manager, serves as the Fund's transfer agent and dividend disbursing agent pursuant to an agreement dated November 17, 2000, as amended (the "Agency Agreement"). The Agency Agreement provides that the Fund pay SISC a minimum annual fee of $16,200 or, if the Fund exceeds the minimum annual fee, an annual account charge of $7.50 per open account and $2.50 per closed account. The Fund also pays a transaction fee per certificate processed of $1.50, plus out-of-pocket expenses and fees for special projects. For the fiscal year ended December 31, 2004, the amount charged to the Fund by SISC aggregated $23,101, of which $4,156 was unpaid as of December 31, 2004. It is expected that SISC will continue to provide these services after the Agreement is approved.

         Pursuant to an agreement dated January 15, 2003 (the "Sub-Agency Agreement") between SISC and DST Systems, Inc. ("DST"), SISC has appointed DST to serve as the Fund's Sub-Transfer Agent and Sub-Dividend Disbursing Agent. In accordance with the terms of the Sub-Agency Agreement, DST is compensated by SISC, not by the Fund, for providing such services.

Investment Manager

         The Investment Manager is one of the largest and most experienced investment management firms in the United States. As of December 31, 2004, the firm had more than $172 billion in assets under management. The principal source of the Investment Manager's income is professional fees received from providing continuing investment advice. The Investment

Manager provides investment counsel for many individuals and institutions, including insurance companies, endowments, industrial corporations and financial and banking organizations.

         The Investment Manager is a Delaware corporation. The directors are William N. Shiebler, William A. Gagliardi and Michael Colon. The directors of the corporation are also executive officers. The principal occupations of the principal executive officers are as follows: Mr. Shiebler is President & Chief Executive Officer of Deutsche Investment Management Americas, Inc. ("DIMA"); Mr. Gagliardi is Treasurer & Chief Financial Officer of DIMA; and Mr. Colon is Chief Operating Officer of DIMA. The business address of the principal executive officers, as it relates to their duties at the Investment Manager, is 345 Park Avenue, New York, New York 10154.

         As of April 30, 2005, 100% of the voting securities of the Investment Manager were held indirectly by Deutsche Bank AG. The Investment Manager is a wholly-owned subsidiary of Deutsche Bank Americas Holding Corp., which, in turn, is a wholly-owned subsidiary of Taunus Corporation. Taunus Corporation is a wholly-owned subsidiary of Deutsche Bank AG.

         Deutsche Bank AG, Taunusalage 12, D-60262, Frankfurt am Main, Federal Republic of Germany, is an international commercial and investment banking group and a leading integrated provider of financial services to institutions and individuals throughout the world. It is organized in Germany and is a publicly traded entity. Its shares trade on many exchanges including the New York Stock Exchange and Xetra (German Stock Exchange). It is engaged in a wide range of financial services, including retail, private and commercial banking, investment banking and insurance. Deutsche Asset Management is the marketing name for the global asset management services of several affiliated entities that are separately incorporated and registered as investment advisers, including the Investment Manager.

         Exhibit  C  sets  forth  the  fees  and  other  information   regarding
investment companies advised by the Investment Manager that have similar investment objectives to those of the Fund.

Investment and Brokerage Discretion

         The Investment Manager places orders for portfolio transactions with issuers and with underwriters or other brokers and dealers. In selecting brokers and dealers with which to place portfolio transactions for the Fund, the Investment Manager seeks to achieve the most favorable net results.

         For the fiscal year ended December 31, 2004, the Fund did not pay any brokerage commissions to an "affiliated broker," as defined in Item 22(a)(1)(ii) of Schedule 14A under the Securities Exchange Act of 1934, as amended.

Board Recommendation and Required Vote

         At a meeting held on April 8, 2005, the Board of Directors, including the Independent Directors, voted to continue the Agreement until July 31, 2006 and to recommend that the stockholders of the Fund approve its continuance at the Annual Meeting. Although approval by stockholders of the continuance of the Agreement is not required by the terms of the Agreement or by applicable law, it has been the Fund's custom to submit this matter to the stockholders at the Annual Meeting. The Fund may discontinue this practice in the future in its discretion.

         At the April 8 meeting, the Board of Directors reviewed, among other information, written and oral reports and compilations from the Investment Manager, including comparative data from independent sources as to investment performance, advisory fees and other expenses. The Board of Directors also received a separate written and oral report from Gifford Fong Associates ("GFA"), an independent investment consultant engaged by the Board specializing in quantitative fixed-income investment analysis. In addition, the Board took into account information provided at previous meetings and other knowledge about the Investment Manager the Directors had accumulated over the years.

         In approving the continuance of the Agreement, the Board of Directors considered the following factors, among others:

Nature, Extent and Quality of Services. The Board examined the nature, extent and quality of the advisory and administrative services provided and to be provided to the Fund by the Investment Manager and its affiliates. The Board considered the terms of the Agreement and the experience and qualifications of the Investment Manager and its personnel in managing fixed-income instruments, including mortgage-related securities, high-yield bonds and private placements. The Board also considered the quality of the administrative services provided to the Fund by the Investment Manager, including the experience of the Investment Manager in administering other open-and closed-end funds, the extent and quality of information provided by the Investment Manager to the Board and Fund stockholders, the Investment Manager's attention to compliance matters, the Investment Manager's access to and oversight of other Fund service providers, the recent increase in the Investment Manager's administrative responsibilities, the absence of material regulatory issues relating to the Fund, and the involvement or potential involvement of the Investment Manager in regulatory or other legal proceedings affecting its other funds. Further, the Board considered the Investment Manager's past organizational changes and turnover in its personnel, the outsourcing of the transfer agency and fund accounting services formerly provided to the Fund by the Investment Manager and its affiliates, the overall commitment of the Investment Manager to the Fund, and the general financial condition, resources and reputation of the Investment Manager and its parent. The Board was generally satisfied with the nature, extent and quality of the advisory and administrative services provided to the Fund.

Investment Performance. The Board reviewed the investment performance of the Fund over various periods, as compared to the performance of the Fund's benchmark index and of other similar funds. The Board also reviewed with GFA the ways in which the investment strategies employed by the Investment Manager contributed to the Fund's investment performance. The performance data showed that the Fund's returns for 2003 and 2004, representing the two full years in which the current investment team had managed the Fund, had exceeded the returns of the Lehman Brothers Aggregate Bond Index, the Fund's benchmark index. For 2004, the Fund underperformed the average return of the Lipper Corporate Debt Funds BBB-Rated category for closed-end funds. However, it outperformed the average return of the peer category for the three, five and 10-year periods. It was noted that the Fund's allocation to lower quality bonds contributed to its outperformance in 2004 relative to the benchmark index (which held a lower allocation), as well as to its underperformance in 2004 relative to the peer category (which tended to hold a greater allocation). This more conservative risk profile was expected to reduce volatility of returns over the long term. The Board was generally satisfied with the investment performance of the Fund in light of its risk profile.

Costs of Services. The Board examined the costs of the services provided and to be provided to the Fund, including comparable expense information concerning other similar funds. The management fee charged by the Investment Manager and the transfer agency fees charged by SISC were among the lowest in the Fund's Lipper expense group, and the Fund's total expense ratio for 2004 was below the median for the group. It was noted that the Investment Manager paid certain administrative expenses of the Fund, including those relating to fund accounting. It was also noted that, due to the size of its assets under management, the Investment Manager was able to negotiate lower costs for the Fund from the Fund's other service providers. The Board reviewed a report prepared by the Investment Manager comparing the services provided and fees charged by the Investment Manager to the Fund and to certain non-fund accounts of the Investment Manager employing similar investment strategies. Although the fees charged to the non-fund accounts appeared to be lower than those charged to the Fund, it was noted that the non-fund accounts required the Investment Manager to perform significantly fewer administrative services. The Board concluded that the advisory fees and expense ratios of the Funds were generally competitive.

Profits Realized by the Investment Manager. The Board considered the profits realized and to be realized by the Investment Manager and its affiliates from their relationship with the Funds. A preliminary analysis prepared by the Investment Manager showed that the profitability of the Fund to the Investment Manager had declined from 2003 to 2004, principally as a result of increased costs of compliance and administration. The Board acknowledged the inherent limitations of profitability analyses, including their reliance on various allocations and assumptions. The Board recognized that the Investment Manager was entitled to earn a profit for the services it furnishes and concluded, based on the preliminary information provided, that the profit expected to be earned by the Investment Manager was not excessive.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund investors. It was noted that, in 2002, the Board had negotiated an additional breakpoint in the advisory fee at $200 million in assets and that the Fund's assets had not risen appreciably above that level since that time. It was also noted that the Investment Manager had shared with the Fund a portion of its savings from the outsourcing of the fund accounting services provided to the Fund. In its deliberations, the Board recognized the inherent difficulty of drawing meaningful conclusions regarding economies of scale with respect to specific advisors and funds.

Other Benefits to the Investment Manager. The Board recognized that the Investment Manager may have derived other benefits from its relationship with the Fund, including the receipt by SISC of transfer agency and related fees from the Fund, the purchase by the Fund from time to time of portfolio securities underwritten by affiliates of the Investment Manager, the investment of cash collateral from the Fund's securities lending program in a money market fund advised and administered by the Investment Manager, the provision by the Investment

Manager of other products and services to Fund stockholders, the use of the Fund as an investment vehicle for other clients of the Investment Manager, and the reputational benefit to the Investment Manager from its association with the Fund.

         In addition to the foregoing factors, among others, the Board considered the results of the Board's review of alternative investment managers in 2002 in connection with the Transaction and its ability to terminate the Agreement on 60 days' notice. In its deliberations, the Board did not identify any particular factor or factors that were all-important or controlling, and each Director assigned different weights to the various factors considered.

         Approval of the continuance of the Agreement by stockholders requires the affirmative vote of the holders of a majority of the Fund's outstanding shares. In this context, "majority" means the lesser of two votes: (1) 67% of the Fund's outstanding shares present at the Annual Meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, and
(2) more than 50% of all of the Fund's outstanding shares. If continuance of the Agreement is approved at the Annual Meeting, the Agreement will continue until annual review of the question of continuance by the Board or the stockholders in 2006. If continuance is not approved at the Annual Meeting, the Board of Directors will make such arrangements for the management of the Fund, including continuance of the Agreement, as it believes appropriate and in the best interests of the Fund.

         The Board of Directors recommends that the stockholders of the Fund vote FOR the continuance of the Agreement.


STOCKHOLDER PROPOSALS FOR 2006 PROXY STATEMENT

         Stockholders wishing to submit proposals for inclusion in a proxy statement for the 2006 meeting of stockholders of the Fund should send their written proposals to the Fund, at 101 California Street, Suite 4500, San Francisco, California 94111, by January 21, 2006. The timely submission of a proposal does not guarantee its inclusion.

         The Fund may exercise discretionary voting authority with respect to stockholder proposals for the 2006 meeting of stockholders which are not included in the proxy statement and form of proxy, if notice of such proposals is not received by the Fund at the above address by April 6, 2006. Even if timely notice is received, the Fund may exercise discretionary voting authority in certain other circumstances. Discretionary voting authority is the ability to vote proxies that stockholders have executed and returned to the Fund on matters not specifically reflected on the form of proxy.

OTHER MATTERS

         The Board of Directors does not know of any matters to be presented at the Annual Meeting other than those mentioned in this Proxy Statement. The appointed proxies will vote on any other business that comes before the Annual Meeting or any adjournments or postponements thereof in accordance with their best judgment.

         Please complete and sign the enclosed proxy card and return it in the envelope provided so that the Annual Meeting may be held and action may be taken on the matters described in this Proxy Statement with the greatest possible number of shares participating. This will not preclude your voting in person if you attend the Annual Meeting.


                                                   /s/Bruce A. Rosenblum

May 20, 2005                                       Bruce A. Rosenblum, Secretary

                                INDEX OF EXHIBITS




EXHIBIT A:                        AUDIT COMMITTEE CHARTER

EXHIBIT B:                        MANAGEMENT AND INVESTMENT ADVISORY AGREEMENT

EXHIBIT C:                        MANAGEMENT FEE RATES FOR FUNDS
                                  ADVISED BY THE INVESTMENT MANAGER
                                  WITH SIMILAR INVESTMENT OBJECTIVES

                                            EXHIBIT A

                            MONTGOMERY STREET INCOME SECURITIES, INC.

                                     AUDIT COMMITTEE CHARTER


     This document constitutes the Charter of the Audit Committee (the "Committee") of the Board of Directors of Montgomery Street Income Securities, Inc. (the "Fund"). The Committee was established by the Board of Directors of the Fund to provide oversight with respect to the accounting and financial reporting policies and practices of the Fund.

1. Organization. The Committee shall be composed of three or more members of the Fund's Board of Directors who are not "interested persons" (as defined in the Investment Company Act of 1940) of the Fund, who do not accept directly or indirectly any consulting, advisory or other compensatory fees from the Fund or from the Fund's investment adviser(1) or its affiliates (except fees for services as a Director), and who satisfy any requirements with respect to independence, expertise and/or availability established by the exchange on which the Fund's shares are traded.

2. Meetings. The Committee shall meet on a regular basis as necessary or appropriate and is empowered to hold special meetings as circumstances require.

3.   Committee Purposes. The purposes of the Committee are as follows:

     (a) To review the Fund's accounting and financial reporting policies and practices, the Fund's internal controls over financial reporting (including disclosure controls and procedures) and, as the Committee deems appropriate, the internal controls over financial reporting of certain Fund service providers;

     (b) To review the quality, objectivity and integrity of the Fund's financial statements and the independent audit thereof;

     (c) To review the Fund's compliance with legal and regulatory requirements that relate to the Fund's accounting and financial reporting, internal controls over financial reporting, and independent audits;

     (d) To exercise direct responsibility for the appointment, compensation, retention and oversight of the work performed by the Fund's independent auditors for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Fund, and, in connection therewith, to review the independent auditors' qualifications and independence; and

     (e) To act as a liaison between the independent auditors and the full Board of Directors; and


------------------------
(1)  Deutsche Investment Management Americas Inc.

     (f) To prepare an audit committee report to be included in the Fund's annual proxy statement.

     The function of the Audit Committee is oversight; it is management's responsibility to maintain or arrange for the maintenance of appropriate systems for accounting and internal controls (including disclosure controls and procedures), and the auditor's responsibility to plan and carry out a proper audit.

4. Duties and Powers. To carry out the purposes specified in Paragraph 3 above, the Committee shall have the following duties and powers:

     (a) To approve the selection, retention or termination of the independent auditors, to review and approve the terms and scope of the annual audit of the Fund and any special audits, and to approve the fees and other compensation to be paid to the independent auditors by or on behalf of the Fund;

     (b) To request and evaluate on an annual basis a formal written statement from the independent auditors delineating all significant relationships that the independent auditors have with the Fund and the investment adviser and its affiliates, and to consider whether the provision of non-audit services rendered by the independent auditors to the Fund and the Fund's investment adviser and its affiliates is compatible with the independent auditors' independence;

     (c) To obtain and review, at least annually, a report by the independent auditors describing: the audit firm's internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the audit firm, and any steps taken to deal with any such issues; and (to assess the auditor's independence) all relationships between the independent auditor and the Fund;

     (d) (i) To review and discuss with management and the independent auditors the Fund's annual audited financial statements, including management's discussion of the Fund's performance, and discuss any matters of concern relating thereto, including any adjustments to such statements recommended by the auditors, regulatory and tax compliance matters considered in the preparation of the financial statements, or other results of said audit(s); (ii) to review with the independent auditor any audit problems or difficulties and management's response; (iii) to consider the auditors' comments with respect to the Fund's financial policies and procedures, internal accounting controls and disclosure controls and procedures, and management's responses thereto; (iv) to review the form of the opinion the auditors propose to render to the Board of Directors and the shareholders of the Fund; (v) to review any other reports, representations or communications from the independent auditors regarding matters within the scope of the Committee's responsibilities under this Charter; (vi) as the Committee or the Chairman of the Committee, pursuant to delegation, may deem necessary, to review and discuss with management and/or the independent auditors the Fund's semi-annual and quarterly financial statements; and (vii) to consider, at the Committee's discretion, such other information that the Committee believes may be relevant to the audit and the Fund's financial policies and procedures, internal accounting controls and disclosure controls and procedures;

     (e) To determine whether to recommend to the Board of Directors that the Fund's audited financial statements be included in the Annual Report and to perform such additional functions as may be required under rules and regulations promulgated by the Securities and Exchange Commission and the New York Stock Exchange;

     (f) To meet separately, periodically, with management and with the independent auditors to discuss any matters that the Committee or such parties believe necessary or appropriate to raise, and to review and consider any reports or communications from any such parties relating to the operations of the Fund;

     (g) To establish procedures for the approval, in advance, of the engagement of the independent auditors to provide (i) audit or permissible non-audit services to the Fund, and (ii) non-audit services to the Fund's investment adviser (and any affiliate that provides services to the Fund) that relate directly to the Fund's operations and financial reporting;

     (h) To review, annually, with Fund management and the independent auditors, the Fund's disclosure controls and procedures, a report by Fund management covering any Form N-CSR filed, and any required certification of such filing, along with the results of Fund management's most recent evaluation of the Fund's disclosure controls and procedures;

     (i) To establish procedures for the receipt, retention and treatment of complaints received by the Fund regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by officers of the Fund or employees of the investment adviser, administrator, principal underwriter, or any other provider of accounting related services to the Fund of concerns regarding suspected fraud of any type related to the Fund, including without limitation questionable accounting or auditing matters; and

     (j) To report its activities to the full Board of Directors on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

5. Other Responsibilities. The Committee shall (i) discuss generally the Fund's policies with respect to risk assessment and risk management; (ii) set clear hiring policies for the Fund and the investment adviser with respect to employees or former employees of the independent auditors; (iii) review the Fund's policy with respect to earnings press releases, as well as to financial information and earnings guidance provided to analysts and rating agencies; and (iv) review, annually, the performance of the Committee.

6. Role of Independent Auditors. The Fund's independent auditors are ultimately accountable to the Committee and must report directly to the Committee.

7. Resources and Authority. The Committee shall have the resources and authority appropriate for purposes of discharging its responsibilities under this Charter, including the authority to engage independent counsel and/or to retain, at the Fund's expense, such experts or consultants as the Committee deems necessary or appropriate to fulfill such responsibilities.

8. Periodic Review of Charter. The Committee shall review this Charter at least annually and recommend any changes to the full Board of Directors.


Amended as of April 8, 2005

                                    EXHIBIT B

                  MANAGEMENT AND INVESTMENT ADVISORY AGREEMENT
                                     Between
                    MONTGOMERY STREET INCOME SECURITIES, INC.
                                       and
                  DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.


     AGREEMENT made and effective as of the 15th day of August 2002 by and between Montgomery Street Income Securities, Inc., a Maryland corporation (hereinafter called the "Fund"), and Deutsche Investment Management Americas Inc. (hereinafter called the "Manager").

     WHEREAS, the Fund engages in business as a closed-end management investment company and is registered as such under the Investment Company Act of 1940, as amended; and

     WHEREAS, the Manager is registered as an investment adviser under the Investment Advisers Act of 1940 and is engaged in the business of providing investment advice; and

     WHEREAS, the Fund desires to retain the Manager to render such services in the manner and on the terms and conditions hereinafter set forth; and

     WHEREAS, the Manager desires to perform such services in the manner and on the terms and conditions hereinafter set forth;

     NOW, THEREFORE, this Agreement

                                   WITNESSETH:

that in consideration of the foregoing and of the premises and covenants hereinafter contained, the Fund and the Manager agree as follows:

     1. The Fund hereby employs the Manager to provide investment advisory, statistical and research facilities and services, to supervise the composition of the Fund's portfolio, to determine the nature and timing of changes therein and the manner of effectuating such changes and to cause the purchase and sale of portfolio securities, subject to overall supervision by the Fund's Board of Directors, all for the period and on the terms set forth in this Agreement. The Manager hereby accepts such employment and agrees to render the services and to assume the obligations herein set forth, for the compensation herein provided.

     2. The Manager shall, at its expense:

     (a) Furnish to the Fund research and statistical and other factual information and reports with respect to securities held by the Fund or which the Fund might purchase. It shall also furnish to the Fund such information as may be appropriate concerning developments which may affect issuers of securities held by the Fund or which the Fund might purchase or the business in which such issuers may be engaged. Such statistical and other factual information and reports shall include information and reports on industries, businesses, corporations and all types of securities which the Fund is empowered to purchase, whether or not the Fund has at any time any holdings in such industries, businesses, corporations or securities.

     (b) Furnish to the Fund, from time to time, advice, information and recommendations with respect to the acquisition, holding or disposal by the Fund of securities in which the Fund is permitted to invest in accordance with its investment objectives, policies and limitations ("Eligible Securities"), and subject to overall supervision of the Board of Directors of the Fund, arrange purchases and sales of Eligible Securities on behalf of the Fund.

     (c) Furnish to the Fund necessary assistance in, as reasonably requested by the Fund:

         (i) The preparation and filing of all reports (including Form N-SAR) now or hereafter required by Federal or other laws or regulations.

         (ii) The preparation and filing of prospectuses and registration statements (including Form N-2) and amendments thereto that may be required by Federal or other laws or by the rule or regulation of any duly authorized commission or administrative body. However, the Manager shall not be obligated to pay the costs of preparation, printing or mailing of prospectuses being used in connection with sales of the Fund's shares or otherwise, unless otherwise provided herein.

         (iii) The preparation and filing of all proxy materials.

         (iv) Making arrangements for all Board and stockholders meetings and, to the extent requested by the Board of Directors of the Fund, participating in those meetings.

         (v) The preparation and filing of quarterly, semiannual and annual reports and other communications to stockholders.

         (vi) Responding to questions and requests from stockholders, the financial press and the financial services community.

         (vii) Providing data to the various publications and services which track fund performance.

         (viii) Providing information and reports to the New York Stock Exchange and any other exchange on which the Fund's shares are listed.

         (ix) The valuation of the Fund's portfolio on a weekly basis.

         (x) The maintenance of the accounting records (including book and tax) of the Fund required by Federal and other laws and regulations.

         (xi) Providing information to and answering questions of the Fund's auditors.

         (xii) Monitoring the services, and reviewing the records, provided by the transfer agent and registrar, the dividend disbursing agent and the custodian.

     (d) Furnish the necessary personnel to provide the services set forth herein.

     (e) Furnish to the Fund office space at such place as may be agreed upon from time to time, and all necessary office facilities, basic business equipment, supplies, utilities, property casualty insurance and telephone service for managing the affairs and investments and keeping the general accounts and records of the Fund (exclusive of the necessary records of any transfer agent, registrar, dividend disbursing or reinvesting agent, or custodian), and arrange, if desired by the Board of Directors of the Fund, for officers or employees of the Manager to serve, without or with compensation from the Fund, as officers, directors or employees of the Fund.

     (f) Advise the Board of Directors of the Fund promptly of any change in any senior investment or administrative personnel providing services to the Fund.

     3. Subject to the prior approval of a majority of the members of the Fund's Board of Directors, including a majority of the Directors who are not "interested persons," as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"), the Manager may, through a sub-advisory agreement or other arrangement, delegate to any other company that the Manager controls, is controlled by, or is under common control with, or to specified employees of any such company, or to more than one such company, to the extent permitted by applicable law, certain of the Manager's duties enumerated in paragraph 2 hereof; provided, that the Manager shall continue to supervise the services provided by such companies or employees and any such delegation shall not relieve the Manager of any of its obligations hereunder.

     Subject to the provisions of this Agreement, the duties of any sub-adviser or delegate, the portion of portfolio assets of the Fund that the sub-adviser or delegate shall manage and the fees to be paid to the sub-adviser or delegate by the Manager under and pursuant to any sub-advisory agreement or other arrangement entered into in accordance with this Agreement may be adjusted from time to time by the Manager, subject to the prior approval of a majority of the members of the Fund's Board of Directors, including a majority of the Directors who are not "interested persons," as defined in the Investment Company Act.

     4. Except as otherwise expressly provided herein, the Fund assumes and shall pay or cause to be paid all costs and expenses of the Fund, including, without limitation: (a) all costs and expenses incident to: (i) the registration of the Fund under the Investment Company Act, or (ii) any public offering of shares of the Fund, for cash or otherwise, including those costs and expenses relating to the registration of shares under the Securities Act of 1933, as amended (the "Securities Act"), the qualification of shares of the Fund under state securities laws, the printing or other reproduction and distribution of any registration statement (and all amendments thereto) under the Securities Act, the preliminary and final prospectuses included therein, and any other necessary documents incident to any public offering, the advertising of shares of the Fund and the review by the National Association of Securities Dealers, Inc. of any underwriting arrangements; (b) the charges and expenses of any registrar or any custodian appointed by the Fund for the safekeeping of its cash, portfolio securities and other property; (c) the charges and expenses of auditors (including preparation of tax returns); (d) the charges and expenses of any stock transfer, dividend agent or registrar appointed by the Fund; (e) broker's commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; (f) all taxes, including securities issuance and transfer taxes, and corporate fees payable by the Fund to Federal, state or other governmental agencies; (g) the cost and expense of engraving or printing of stock certificates representing shares of the Fund; (h) fees involved in registering and maintaining registrations of the Fund and of its shares with the Securities and Exchange Commission and various states and other jurisdictions; (i) all expenses of stockholders' and directors' meetings and of preparing, printing and mailing proxy statements and quarterly, semiannual and annual reports to stockholders; (j) fees and travel expenses of directors of the Fund who are not directors, officers or employees of the Manager or its "affiliates" (as defined in the Investment Company Act); (k) all fees and expenses incident to any dividend or distribution reinvestment program;
(l) charges and expenses of outside legal counsel in connection with matters relating to the Fund, including without limitation, legal services rendered in connection with the Fund's corporate and financial structure and relations with its stockholders, issuance of Fund shares, and registrations and qualifications of securities under Federal, state and other laws; (m) association dues; (n) interest payable on Fund borrowings; (o) fees and expenses incident to the listing of Fund shares on any stock exchange; (p) costs of information obtained from sources other than the Manager or its "affiliates" (as defined in the Investment Company Act) relating to the valuation of portfolio securities; and (q) postage.

     5. The Fund agrees to pay to the Manager, as full compensation for the services to be rendered and expenses to be borne by the Manager hereunder, an annual fee, payable monthly, equal to .50 of 1% of the value of the net assets of the Fund up to and including $100 million; .45 of 1% of the value of the net assets of the Fund over $100 million and up to and including $150 million; .40 of 1% of the value of the net assets of the Fund over $150 million up to and including $200 million; and .35 of 1% of the value of the net assets of the Fund over $200 million. For purposes of computing the monthly fee, the value of the net assets of the Fund shall be determined as of the close of business on the last business day of each month; provided, however, that the fee for the period from the end of the last month ending prior to termination of this Agreement, for whatever reason, to the date of termination shall be based on the value of the net assets of the Fund determined as of the close of business on the date of termination, and the fee for such period and for the period from the effective date of this Agreement through the end of the month in which the effective date falls will be prorated according to the proportion which such period bears to a full monthly period. Each payment of a monthly fee to the Manager shall be made within the ten days next following the day as of which such payment is so computed.

     6. (a) In the event the expenses of the Fund, including amounts payable to the Manager pursuant to paragraph 5 hereof (but excluding interest, taxes, brokerage commissions and extraordinary expenses, such as litigation expenses and the cost of issuing new shares), exceed one and one-half percent (1-1/2%) of the first thirty million dollars ($30,000,000) of the average net assets of the Fund, plus one percent (1%) of the average net assets of the Fund in excess of $30,000,000, in each case computed by dividing (i) the sum of the net asset values of the Fund as of the last business day of each week of such fiscal year or of each week during such fiscal year during which this Agreement was in effect, as the case may be, by (ii) the number of weeks of such fiscal year or the number of weeks (including a partial week) during which the Agreement is in effect during such fiscal year, as the case may be, the Manager shall pay to the Fund the amount of such excess as soon as practicable after the end of such fiscal year, and in all events prior to the publication of the annual report of the Fund for such fiscal year; provided, however, that the Manager shall not be obligated to pay any amount to the Fund during any fiscal year in excess of the amount of the advisory fee for such fiscal year.

     (b) At the end of each month of each fiscal year of the Fund, the Manager shall review the expenses of the Fund as outlined in subparagraph (a) of this paragraph 6 which have accrued to and including the period ending with such month and shall estimate such contemplated expenses to the end of such fiscal year. If, as a result of such review and estimate, it appears likely that the expense limitation provided for in subparagraph (a) of this paragraph 6 will be exceeded for such fiscal year, the Manager's fee for such month, as provided in paragraph 5 hereof, shall be reduced, subject to later adjustment, by an amount equal to a pro rata portion (prorated on the basis of the remaining months of the year including the month just ending) of the amount by which the sum of such expenses of the Fund for such fiscal year are expected to exceed the expense limitation.

     (c) If, for any fiscal year of the Fund ending on a date on which this Agreement is in effect, the expenses of the Fund which are includable within the expense limitation described in subparagraph (a) of this paragraph 6 (but reduced by an amount, if any, payable by the Manager pursuant to subparagraph
(a) of this paragraph 6), exceed twenty-five percent (25%) of the gross income of the Fund for such fiscal year, the Manager will pay the amount of such excess to the Fund promptly and in all events prior to the publication of the Fund's annual report for such fiscal year; provided, however, that the Manager shall not be obligated to pay any amount to the Fund during any fiscal year in excess of the amount of the advisory fee for such fiscal year. For purposes of this subparagraph (c), "gross income of the Fund" shall include, but not be limited to, gains from the sale of securities, without offset or deduction for losses from the sale of securities, unpaid interest on debt securities in the Fund's portfolio, accrued to and including the last day of such fiscal year, and dividends declared but not paid on equity securities in the Fund's portfolio, the record dates for which fall on or prior to the last day of such fiscal year.

     7. The services of the Manager to the Fund are not to be deemed exclusive, and the Manager shall be free to engage in any other business or to render investment advisory or management services of any kind to any other corporation, firm, trust, individual or association, including any other investment company, so long as its services hereunder are not impaired thereby. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Manager to engage in any other business or to devote his time and attention in part to the management or other aspects of any other business, whether of a similar or dissimilar nature.

     8. Subject to paragraph 9 hereof, the Manager shall not be responsible for any action of the Board of Directors of the Fund or any committee thereof in following or declining to follow any advice or recommendation of the Manager. The Manager shall be entitled to rely on express written instructions of the President or any Vice President of the Fund or of a majority of the Board of Directors of the Fund.

     9. Neither the Manager, nor any director, officer, agent or employee of the Manager shall be liable or responsible to the Fund or its stockholders except for willful misfeasance, bad faith, gross negligence or reckless disregard of their respective duties. The Fund will hold the Manager harmless against judgments, but not expenses of defense or settlements, rendered against the Manager which (a) result from specific actions or omissions by the Manager in respect of the performance of its obligations hereunder, which specific acts or omissions occur as a result of express written instructions of the President or any Vice President of the Fund or of a majority of the Board of Directors of the Fund, and (b) arise in actions in which there is an express finding that such specific acts or omissions did not constitute willful misfeasance, bad faith, gross negligence or reckless disregard of its duty.

     10. The Manager shall not be liable or responsible for any acts or omissions of any predecessor manager or of any other persons having responsibility for matters to which this Agreement relates, nor shall the Manager be responsible for reviewing any such acts or omissions. The Manager shall, however, be liable for its own acts and omissions subsequent to assuming responsibility under this Agreement as herein provided.

     11. This Agreement shall remain in effect until July 31, 2003, unless sooner terminated as hereinafter provided. This Agreement shall continue in effect from year to year thereafter provided its continuance is specifically approved at least annually by vote of a majority of the outstanding voting securities of the Fund or by vote of the Board of Directors of the Fund, and by a majority of the members of the Board of Directors of the Fund who are not parties to this Agreement or "interested persons" (as defined in the Investment Company Act) of any party to this Agreement, which vote must be cast in person at a meeting called for the purpose of voting on approval of the terms of this Agreement and its continuance; provided, however, that (a) the Fund may, at any time and without the payment of any penalty, terminate this Agreement upon sixty days' written notice to the Manager either by majority vote of the Board of Directors of the Fund or by the vote of a majority of the outstanding voting securities of the Fund; (b) this Agreement shall immediately terminate in the event of its assignment (within the meaning of the Investment Company Act) unless such automatic termination shall be prevented by an exemptive order of the Securities and Exchange Commission; and (c) the Manager may terminate this Agreement without payment of penalty on sixty days' written notice to the Fund. All notices or communications hereunder shall be in writing and if sent to the Manager shall be mailed by first class mail, or delivered, or telegraphed or telexed and confirmed in writing to the Manager at 345 Park Avenue, New York, New York 10154, Attn: General Counsel, or at such other address as the Manager shall have communicated in writing to the Fund, and if sent to the Fund shall be mailed by first class mail, or delivered, or telegraphed or telexed and confirmed in writing to the Fund at 101 California Street, Suite 4100, San Francisco, California 94111, Attn: Fund Secretary, or at such other address as the Fund shall have communicated in writing to the Manager.

     12. For purposes of this Agreement, a "majority of the outstanding voting securities of the Fund" shall be determined in accordance with the applicable provisions of the Investment Company Act.

     13. This Agreement shall be construed in accordance with the laws of the State of California and the applicable provisions of the Investment Company Act. To the extent applicable law of the State of California, or any of the provisions herein, conflict with applicable provisions of the Investment Company Act, the latter shall control.


     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement.


                              MONTGOMERY STREET INCOME
                              SECURITIES, INC.


                              By:      /s/ Maureen E. Kane
                                       -------------------------------------
                                       Maureen E. Kane, Vice President


                              DEUTSCHE INVESTMENT MANAGEMENT
                              AMERICAS INC.


                              By:      /s/ Caroline Pearson
                                       -------------------------------------
                                       Caroline Pearson, Managing Director

                                    EXHIBIT C

        MANAGEMENT FEE RATES FOR FUNDS ADVISED BY THE INVESTMENT MANAGER
                       WITH SIMILAR INVESTMENT OBJECTIVES

                                                                   Objective                                      Fee Rate+
                                                                   ---------                                      --------
Closed End Funds

Montgomery Street Income Securities, Inc.      High level of current income consistent with       0.500% to $100 million
                                               prudent investment risks through a diversified     0.450% next $50 million
                                               portfolio primarily of debt securities.            0.400% next $50 million
                                                                                                  0.350% over $200 million(2)

Scudder High Income Trust                      Highest current income obtainable consistent       0.850% to $250 million
                                               with reasonable risk with capital gains            0.750% over $250 million(1)
                                               secondary.

Scudder Strategic Income Trust                 High current income.                               0.850%(1)

Open End Funds

Scudder High Income Fund                       Highest level of current income obtainable from    0.580% to $250 million
                                               a diversified portfolio of fixed-income            0.550% next $750 million
                                               securities which the fund's investment manager     0.530% next $1.5 billion
                                               considers consistent with reasonable risk.  As a   0.510% next $2.5 billion
                                               secondary objective, the fund will seek capital    0.480% next $2.5 billion
                                               gain where consistent with its primary objective.  0.460% next $2.5 billion
                                                                                                  0.440% next $2.5 billion
                                                                                                  0.420% over $12.5 billion

Scudder Income Fund                            High income while managing its portfolio in a      0.550% to $250 million
                                               way that is consistent with the prudent            0.520% next $750 million
                                               investment of shareholders' capital.               0.500% next $1.5 billion
                                                                                                  0.480% next $2.5 billion
                                                                                                  0.450% next $2.5 billion
                                                                                                  0.430% next $2.5 billion
                                                                                                  0.410% next $2.5 billion
                                                                                                  0.400% over $12.5 billion


                                                           Net Assets*
                                                           ----------
Closed End Funds

Montgomery Street Income Securities, Inc.             $          203,813,918

Scudder High Income Trust                             $          196,302,026

Scudder Strategic Income Trust                        $           48,690,769

Open End Funds

Scudder High Income Fund                              $        2,546,325,997

Scudder Income Fund                                   $          864,254,265

                                                                   Objective                                      Fee Rate+
                                                                   ---------                                      --------
Closed End Funds



Scudder Short Term Bond Fund                   High income while managing its portfolio in a      0.450% to $1.5 billion
                                               way that is consistent with maintaining a high     0.425% next $500 million
                                               degree of stability of shareholders' capital.      0.400% next $1 billion
                                                                                                  0.385% next $1 billion
                                                                                                  0.370% next $1 billion
                                                                                                  0.355% next $1 billion
                                                                                                  0.340% over $6 billion

                                                           Net Assets*
                                                           ----------

Scudder Short Term Bond Fund                          $          945,816,527

*    The information provided in the chart is shown as of December 31, 2004.

+ Unless otherwise noted, the investment management fee rates provided above are based on the average daily net assets of a fund. For Scudder High Income Fund, Scudder Income Fund, and Scudder Short Term Bond Fund, the Investment Manager has waived, reduced, or otherwise agreed to reduce its compensation under its applicable contract.

(1)  Based on average weekly net assets.

(2)  Based on average monthly net assets.

                    MONTGOMERY STREET INCOME SECURITIES, INC.
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                 Annual Meeting of Stockholders -- July 14, 2005

The undersigned hereby appoints Julian F. Sluyters, Bruce A. Rosenblum and Charles A. Rizzo, each with the power of substitution, as proxies for the undersigned, to vote all shares of Montgomery Street Income Securities, Inc. (the "Fund") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Fund to be held at the offices of the Fund, 101 California Street, Suite 4500, San Francisco, California 94111, on Thursday, July 14, 2005 at 10:00 a.m., Pacific time, and at any adjournments or postponements thereof.

The undersigned hereby revokes any and all proxies with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Annual Meeting.

This instruction may be revoked at any time prior to its exercise at the Annual Meeting by execution of a subsequent proxy card, by written notice to the Fund's Secretary or by voting in person at the Annual Meeting.

This proxy, if properly executed, will be voted in the manner directed. If no instructions are indicated on a properly executed proxy, the undersigned's vote will be cast FOR Proposal 1 and FOR Proposal 2.

         PLEASE BE SURE TO SIGN AND DATE THIS PROXY ON THE REVERSE SIDE.

               (Continued, and to be signed, on the reverse side.)


00F7EE- Montgomery Street - Proxy 9

[  X  ]     To vote, mark blocks below in blue or black ink as indicated at left

The Board of Directors of the Fund recommends that stockholders vote FOR the Proposals.


-------------------------------------------------------------------------------------------------------------------
                           FOR all        WITHHELD
                          nominees        from all
                        listed below      nominees
                         (except as        listed
                         noted below)      below                                       For     Against    Abstain

(1) To elect five           [ ]           [ ]            (2) To approve the             [ ]       [ ]       [ ]
Directors of the Fund                                    continuance of the
to hold office until                                     Management and Investment
the next Annual                                          Advisory Agreement for
Meeting or until                                         the Fund with Deutsche
their respective                                         Investment Management
successors shall have                                    Americas Inc.
been duly elected and
qualified.
-------------------------------------------------------------------------------------------------------------------
Nominees: Richard J. Bradshaw, John T. Packard,
Wendell G. Van Auken, James C. Van Horne,
Victor L. Hymes
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                                         The proxies are authorized to vote in their discretion
(INSTRUCTION: To withhold authority to vote for          on any other business which may properly come before
any individual nominee, write that nominee's             the Annual Meeting and any adjournments or
name on the space provided below.)                       postponements thereof.
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                                         PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED
______________________________                           ENVELOPE. NO POSTAGE IS REQUIRED.

                                                         ______________________________________
                                                         (Signature of Stockholder)

                                                         ______________________________________
                                                         (Signature of joint owner, if any)

                                                         Dated ____________________________________________ , 2005
                                                         Please sign exactly as your name or names appear. When
                                                         signing as an attorney, executor, administrator,
                                                         trustee or guardian, please
00F7EE - Montgomery Street - Proxy 9                     give your full title as such.
-------------------------------------------------------------------------------------------------------------------